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                                                                Exhibit 23.1



                  CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-64415) of Agouron Pharmaceuticals, Inc. of our report dated August 7, 1996 appearing on page F-1 of this Annual Report on Form 10-K.






/s/ PRICE WATERHOUSE LLP

San Diego, California
September 16, 1996